                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1994 between the Company and First Trust (N.A), as Trustee of FHA Title I Home Improvement Loan Trust 1994-CI (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1994 to October 31, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 9 day of November, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                  Robley D. Evans
                                  Vice President and Controller

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that his is a Vice President and Controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1994 between the Company and First Trust National Association, as Trustee of FHA Title I Home Improvement Loan Trust 1994-CI (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The contracts on the attached schedule are to be repurchased   by the
     Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 9 day of November, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                  Robley D. Evans
                                  Vice President and Controller

                            HOME IMPROVEMENT LOANS
                    CERTIFICATES FOR HOME IMPROVEMENT LOAN
                               GREEN TREE TRUST
                                    1994-CI
                                MONTHLY REPORT
                                 October 1994

                                        Distribution Date:  11/15/94
                                        Trust Account:      3333834-0

1.  Collected Amount                                  $3,167,774.07

2.  Delinquent Payments Advanced/Recovered                16,382.09

3.  Aggregate Repurchase Price for Contracts
    to be Repurchased                                    111,424.03

4.  Amount Available (1+2+3)                           3,295,580.19

INTEREST

5.  Class A-1 Interest (7.45%)
    (a) Current Interest                                 619,798.00
    (b) Amount applied to Unpaid Class A-1
        Interest Shortfall                                      .00
    (c) Remaining Unpaid Class A-1 Interest
        Shortfall                                               .00

6.  Class M-1 Interest
    (a) Class M-1 Pass-Through Rate (lesser of 8.50%
        or Weighted Average Contract Rate)                     8.50%
    (b) Current Interest                                  85,000.00
    (c) Amount Applied to Unpaid Class M-1
        Interest Shortfall                                      .00
    (d) Remaining Unpaid Class M-1 Interest
        Shortfall                                               .00

7.  Class B-1 Interest
    (a) Class B-1 Pass-Through Rate (lesser of 8.80%
        or Weighted Average Contract Rate)                     8.80%
    (b) Current Interest                                  68,933.33
    (c) Amount Applied to Unpaid Class B-1
        Interest Shortfall                                      .00
    (d) Remaining Unpaid Class B-1 Interest
        Shortfall                                               .00

8.  Class B-2 Interest
    (a) Class B-2 Pass-Through Rate (lesser of 8.90%
        or Weighted Average Contract Rate)                     8.90%
    (b) Current Interest                                  79,490.10
    (c) Amount Applied to Unpaid Class B-2
        Interest Shortfall                                      .00
    (d) Remaining Unpaid Class B-2 Interest
        Shortfall                                               .00

9.  Monthly Principal
    (1) Regular Principal Payment     $  434,998.58
    (2) Principal Prepayments          1,453,641.41
    (3) Delinquent Payments Advanced      31,690.40
    (4) Net Losses                              .00

                            HOME IMPROVEMENT LOANS
                    CERTIFICATES FOR HOME IMPROVEMENT LOAN
                               GREEN TREE TRUST
                                    1994-CI
                                MONTHLY REPORT
                                 October 1994

                                        Distribution Date: 11/15/94
                                        Trust Account:     3333834-0


(5)  Contracts Repurchased due to
     Breach of Representations and
     Warranties (see attached)      110,674.21
(6)  Bankruptcy Write-down                 .00
(7)  Unpaid Principal from Prior
     Months                                .00
(8)  Delinquent Payments Recovered  (26,058.85)

     Total Principal                                2,004,945.75

10.  Class A-1 Principal Distribution               2,004,945.75
     10(a) Class A-1 Principal Balance             97,828,289.51

11.  Class M-1 Principal Distribution                        .00
     11(a) Class M-1 Principal Balance             12,000,000.00

12.  Class B-1 Principal Distribution                        .00
     12(a) Class B-1 Principal Balance              9,400,000.00

13.  Class B-2 Principal Distribution                        .00

14.  Pool Scheduled Principal Balance             129,946,055.51

15.  Class B-2 Principal Liquidation Loss Amount             .00

16.  Class B-2 Guaranty Payment                              .00

17.  Class B-2 Principal Balance                   10,717,766.00

18.  Pool Factor
     (a) Previous Month Pool Factor                    .98678736
     (b) Current Month Pool Factor                     .97179350

19.  Aggregate Scheduled Balances of Delinquent
     Contracts as of Determination Date

     (1) 31 - 59 days     125,867.61           16
     (2) 60 - 89 days      25,751.40            2
     (3) 90 days or more    2,426.35            1

20.  Liquidated Contracts                                    .00

21.  Number of Loans Remaining                             9,509

22.  Number and Principal Balance of Contracts
     with FHA Claims finally rejected, or no
     FHA claim was submitted because FHA
     insurance was unavailable                  0           0.00

                            HOME IMPROVEMENT LOANS
                    CERTIFICATES FOR HOME IMPROVEMENT LOAN
                               GREEN TREE TRUST
                                    1994-CI
                                MONTHLY REPORT
                                 October 1994

                                        Distribution Date:  11/15/94
                                        Trust Account:      3333834-0


23.  Weighted Average Contract Rate of all
     outstanding Contracts                            11.67298

24.  Monthly Servicing Fee (.75%)                    82,469.38

25.  Guaranty Fee (3% cap) and reimbursement to
     Company for prior Class B-2 Guaranty Payments  329,877.50

CLASS C CERTIFICATE

26.  Class C. Residual Payment                       25,066.13


Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or your Distribution.

                                     GTHI
                                    1994-CI
                                 October, 1994
                         Contracts Repurchased Due to
                   Breach of Representation and Warranties*




                                    Repurchase
Account#    Principal    Interest     Amount
- --------   -----------   --------   ----------

15623332   $ 88,490.23   $599.52    $ 89,089.80
15645953     15,212.70    103.07      15,315.77
15646558      6,971.23     47.23       7,018.46
           -----------   -------    -----------

TOTALS     $110,674.21   $749.82    $111,424.03
           ===========   =======    ===========

* Unable to locate original loan documents.